DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.  TWO WORLD TRADE
                                                          CENTER, NEW YORK, NEW
                                                          YORK 10048
LETTER TO THE SHAREHOLDERS FEBRUARY 28, 1997

DEAR SHAREHOLDER:

At this time last year, extreme cold temperatures, record low inventory levels for heating oil and natural gas and strong global demand for energy had created an unusually favorable background for natural resource securities. This fiscal year, we operated in a very different environment: temperatures were above normal, inventory levels for heating oil and natural gas were at normal levels and demand for energy products weakened. These factors created a tougher near-term pricing environment for energy in early 1997 than we experienced last year. However, strong global fundamentals continue to reinforce our bullish outlook on energy products. Other industries in the portfolio were affected by high real interest rates and a strong dollar. These factors precipitated a negative move in gold and steel stocks, which were among the worst performing industries for the year.

PERFORMANCE

For the fiscal year ended February 28, 1997, Dean Witter Natural Resource Development Securities, Inc. produced a total return of 20.88 percent versus
26.18 percent for the Standard & Poor's 500 Composite Stock Index (S&P 500) and
22.40 percent for the Lipper Natural Resources Funds Average. During the reporting period, the Fund distributed income dividends totaling $0.02 per share, and short- and long-term capital gain distributions of $0.50 and $1.50 per share, respectively. The accompanying chart compares the performance of the Fund to that of similar hypothetical investments in the S&P 500 and the Lipper Natural Resources Funds Average.

PORTFOLIO COMPOSITION

Energy-related holdings represented 56 percent of the Fund's net assets at fiscal year-end. The Fund's investments in the major integrated oil companies and oil service companies provided a positive total return. Drilling activity was strong all year and pricing for oil service equipment and rigs should continue to be firm given the strong demand for these services. This should positively impact the Fund's holdings in companies such as Exxon Corp., British Petroleum Co. PLC, Cooper Cameron Corp., Schlumberger, Ltd. and Transocean Offshore, Inc.

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
LETTER TO THE SHAREHOLDERS FEBRUARY 28, 1997, CONTINUED

The remainder of the Fund's net assets
(approximately 40 percent) were invested in industries that are positioned to benefit from growing global economies.
These companies tend to be global market leaders, have good balance sheets and have lowered their costs through investment in technology. The Fund's holdings in chemicals, paper and forest products, machinery and metals are concentrated in companies positioned to benefit from current low inventory levels in these industries and from the potential for global economic growth.
Some examples of the Fund's core
holdings in these industries include
Aluminum Co. of America, Du Pont (E.I.)
de Nemours & Co., Inc., Monsanto Co.,
Fort Howard Corp., Deere & Co. and RTZ
Corp. PLC.

LOOKING AHEAD

The Fund's investment strategy is
designed to provide shareholders with
the opportunity to participate in the
earnings of companies that will benefit
from the growing demand for resources
over the long term. The Fund's balanced
approach, using a combination of energy
and cyclical stocks, should temper the
risk of owning a single commodity, such
as oil or copper, while offering the
potential for above-average returns at
any point in the market cycle.

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
LETTER TO THE SHAREHOLDERS FEBRUARY 28, 1997, CONTINUED

              [GRAPH]

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years-2%, 10 years-0). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value assuming a complete redemption on February 28, 1997.

(4) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Natural Resources Funds Average tracks the performance of all funds which invest more than 65% of their equity commitment in natural resource stocks, as reported by Lipper Analytical Services, Inc.

We appreciate your support of Dean Witter Natural Resource Development Securities Inc. and look forward to continuing to serve your investment needs.

Very truly yours,

            [SIG]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
PORTFOLIO OF INVESTMENTS FEBRUARY 28, 1997

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             COMMON STOCKS (91.5%)
             BASIC ENERGY (39.1%)
             NATURAL GAS (8.8%)
    30,000   Anardarko Petroleum Corp............  $     1,687,500
    35,000   Cabot Oil & Gas Corp................          555,625
    75,000   Chesapeake Energy Corp..............        1,556,250
    50,000   Devon Energy Corp...................        1,562,500
    55,000   El Paso Natural Gas Co..............        2,949,375
   120,000   Elan Energy, Inc. (Canada)*.........          964,771
    30,000   FX Energy, Inc.*....................          307,500
   175,000   Gulf Canada Resources, Ltd.
               (Canada)*.........................        1,225,000
   125,000   Numac Energy Inc. (Canada)*.........          571,006
    65,000   Petro-Canada (Canada)...............          940,652
    60,000   Questar Corp........................        2,175,000
    83,800   Rigel Energy Corp. (Canada)*........          796,229
    55,000   Sonat, Inc..........................        2,530,000
    40,000   Suncor, Inc. (Canada)...............        1,780,442
    50,000   Williams Companies, Inc.............        2,187,500
                                                   ---------------
                                                        21,789,350
                                                   ---------------
             NATURAL GAS - EXPLORATION & PRODUCTION (6.9%)
   175,000   Archer Resources Ltd. (Canada)*.....          722,665
    50,000   Barrett Resources Corp.*............        1,643,750
    35,000   Belden & Blake Corp.*...............          787,500
    65,000   Burlington Resources, Inc...........        2,851,875
    65,000   Chieftain International, Inc.*......        1,300,000
    40,000   Clayton Williams Energy, Inc.*......          510,000
   100,000   Comstock Resources, Inc.*...........          900,000
    21,200   Edge Petroleum Co.*.................          368,350
   110,000   Enserch Exploration, Inc.*..........        1,058,750
    40,000   Flores & Rucks, Inc.*...............        1,800,000
    40,000   KN Energy, Inc......................        1,580,000
   100,000   Ranger Oil Ltd. (Canada)............          900,000
    50,000   St. Mary Land & Exploration Co......        1,218,750
    70,000   Swift Energy Co.*...................        1,505,000
                                                   ---------------
                                                        17,146,640
                                                   ---------------
             OIL INTEGRATED - DOMESTIC (7.9%)
    35,000   Amerada Hess Corp...................        1,868,125
    32,000   Atlantic Richfield Co...............        4,000,000
    12,900   Louisiana Land & Exploration Co.....          615,975
    90,000   Occidental Petroleum Corp...........        2,295,000
    75,000   Oryx Energy Co.*....................        1,500,000
    50,000   Phillips Petroleum Co...............        2,068,750
    60,000   Unocal Corp.........................        2,317,500
   100,000   USX-Marathon Group..................        2,662,500
    40,000   Vintage Petroleum, Inc..............        1,205,000
    60,000   Wiser Oil Co........................        1,125,000
                                                   ---------------
                                                        19,657,850
                                                   ---------------

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             OIL INTEGRATED - INTERNATIONAL (13.3%)
    30,000   British Petroleum Co. PLC (ADR)
               (United Kingdom)..................  $     3,971,250
    85,000   Ente Nazionale Idrocarburi SpA (ADR)
               (Italy)...........................        4,228,750
    70,000   Exxon Corp..........................        6,991,250
    38,000   Mobil Corp..........................        4,664,500
    30,000   Royal Dutch Petroleum Co. (ADR)
               (Netherlands).....................        5,190,000
    40,000   Texaco, Inc.........................        3,955,000
   100,000   Total S.A. (ADR) (France)...........        3,962,500
                                                   ---------------
                                                        32,963,250
                                                   ---------------
             OIL REFINERIES (2.2%)
    50,000   Ashland, Inc........................        2,093,750
    99,000   Tosco Corp..........................        2,759,625
    20,000   Ultramar Diamond Shamrock Corp......          610,000
                                                   ---------------
                                                         5,463,375
                                                   ---------------

             TOTAL BASIC ENERGY..................       97,020,465
                                                   ---------------

             ENERGY DEVELOPMENT & TECHNOLOGY (16.4%)
             OIL DRILLING (5.3%)
    20,000   Diamond Offshore Drilling, Inc.*....        1,180,000
    30,000   ENSCO International, Inc.*..........        1,301,250
    50,000   Falcon Drilling Company, Inc.*......        1,693,750
    50,000   Helmerich & Payne, Inc..............        2,112,500
    90,000   Marine Drilling Company, Inc.*......        1,338,750
    40,000   Noble Drilling Corp.*...............          710,000
    55,000   Patterson Energy, Inc.*.............        1,223,750
    50,000   Reading & Bates Corp.*..............        1,212,500
    50,000   Rowan Companies, Inc.*..............          993,750
    25,000   Transocean Offshore, Inc............        1,396,875
                                                   ---------------
                                                        13,163,125
                                                   ---------------
             OIL EQUIPMENT & SERVICES (10.6%)
    55,000   American Oilfield Divers, Inc.*.....          632,500
    35,000   Baker Hughes, Inc...................        1,242,500
    20,000   BJ Services Co.*....................          795,000
    50,000   Camco International, Inc............        1,931,250
    45,000   Cooper Cameron Corp.*...............        2,947,500
   125,000   Dawson Production Services, Inc.*...        1,437,500
    60,000   Dresser Industries, Inc.............        1,822,500
   120,000   Global Industries Ltd.*.............        2,160,000
    35,000   Halliburton Co......................        2,261,875
    75,000   Nabors Industries, Inc.*............        1,153,125
    20,000   Schlumberger, Ltd...................        2,012,500

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
PORTFOLIO OF INVESTMENTS FEBRUARY 28, 1997, CONTINUED

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
    45,000   SEACOR Holdings, Inc.*..............  $     2,086,875
    40,500   Seitel Inc..........................        1,377,000
   150,000   Veritas DGC Inc.*...................        2,493,750
    60,000   Weatherford Enterra, Inc.*..........        1,800,000
                                                   ---------------
                                                        26,153,875
                                                   ---------------
             TRANSPORTATION (0.5%)
    44,000   Teekay Shipping Corp................        1,210,000
                                                   ---------------
             TOTAL ENERGY DEVELOPMENT &
             TECHNOLOGY..........................       40,527,000
                                                   ---------------
             METALS & BASIC MATERIALS (36.0%)
             ALUMINUM (2.0%)
    55,000   Alumax Inc.*........................        2,151,875
    40,000   Aluminum Co. of America.............        2,850,000
                                                   ---------------
                                                         5,001,875
                                                   ---------------
             BUILDING MATERIALS (1.2%)
    60,000   Caraustar Industries, Inc...........        1,770,000
    65,000   Shaw Group, Inc.*...................        1,300,000
                                                   ---------------
                                                         3,070,000
                                                   ---------------
             CHEMICALS (10.4%)
    50,000   Du Pont (E.I.) de Nemours & Co.,
               Inc...............................        5,362,500
    60,000   Eastman Chemical Co.................        3,307,500
    90,000   Georgia Gulf Corp...................        2,430,000
    50,000   Hercules, Inc.......................        2,325,000
    40,000   Imperial Chemical Industries PLC
               (ADR) (United Kingdom)............        1,995,000
   140,000   Monsanto Co.........................        5,092,500
    85,000   Olin Corp...........................        3,400,000
    20,000   Rohm & Haas Co......................        1,840,000
                                                   ---------------
                                                        25,752,500
                                                   ---------------
             CHEMICALS - DIVERSIFIED (0.5%)
    60,000   Engelhard Corp......................        1,327,500
                                                   ---------------
             CHEMICALS - SPECIALTY (4.5%)
   100,000   Asia Pacific Resources Ltd.
               (Canada)*.........................          606,636
    60,000   Cabot Corp..........................        1,410,000
    75,000   Cytec Industries, Inc.*.............        2,971,875
    70,000   IMC Global, Inc.....................        2,441,250
    60,000   Morton International, Inc...........        2,475,000
    75,000   Polymer Group, Inc.*................        1,134,375
                                                   ---------------
                                                        11,039,136
                                                   ---------------
             GOLD (4.6%)
    80,000   Agnico-Eagle Mines Ltd. (Canada)....        1,140,000
    85,000   Barrick Gold Corp. (Canada).........        2,401,250

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
   200,000   Dayton Mining Corp. (Canada)*.......  $     1,062,500
    50,000   Getchell Gold Corp.*................        2,575,000
    50,000   Golden Star Resources Ltd.*.........          718,750
    35,954   Newmont Mining Corp.................        1,707,815
   200,000   Triton Mining Corp. (Canada)*.......          584,710
   125,000   TVX Gold, Inc. (Canada)*............        1,109,375
                                                   ---------------
                                                        11,299,400
                                                   ---------------
             MACHINERY - DIVERSIFIED (1.6%)
    55,000   Deere & Co..........................        2,344,375
    85,000   Global Industrial Technologies,
               Inc.*.............................        1,508,750
                                                   ---------------
                                                         3,853,125
                                                   ---------------
             METALS - MISCELLANEOUS (2.5%)
    50,687   Freeport-McMoran Copper & Gold, Inc.
               (Series A)........................        1,653,663
   700,000   M.I.M. Holdings Ltd. (Australia)....          974,207
    30,000   RTZ Corp. PLC (ADR) (United
               Kingdom)..........................        1,848,750
    75,000   Stillwater Mining Co.*..............        1,715,625
                                                   ---------------
                                                         6,192,245
                                                   ---------------
             PAPER & FOREST PRODUCTS (6.1%)
    65,000   Buckeye Cellulose Corp..............        1,958,125
    45,000   Champion International Corp.........        1,985,625
    50,000   Fort Howard Corp.*..................        1,487,500
    85,000   Louisiana-Pacific Corp..............        1,806,250
    30,000   Mead Corp...........................        1,747,500
    45,000   Temple-Inland, Inc..................        2,480,625
    50,000   Union Camp Corp.....................        2,412,500
    20,000   Willamette Industries, Inc..........        1,280,000
                                                   ---------------
                                                        15,158,125
                                                   ---------------
             POLLUTION CONTROL (0.7%)
    50,000   U.S.A. Waste Services, Inc.*........        1,800,000
                                                   ---------------
             STEEL (1.9%)
   225,000   Algoma Steel, Inc. (Canada)*........        1,175,815
    50,000   Nucor Corp..........................        2,406,250
    60,000   Steel Dynamics, Inc.*...............        1,200,000
                                                   ---------------
                                                         4,782,065
                                                   ---------------

             TOTAL METALS & BASIC MATERIALS......       89,275,971
                                                   ---------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $216,151,523)......      226,823,436
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
PORTFOLIO OF INVESTMENTS FEBRUARY 28, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                              VALUE
------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (6.9%)
             U.S. GOVERNMENT AGENCIES (a) (4.0%)
  $  5,000   Federal Home Loan Banks 5.17% due
               03/06/97..........................  $     4,996,410
     5,000   Federal Home Loan Mortgage Corp.
               5.21% due 03/04/97................        4,997,829
                                                   ---------------

             TOTAL U.S. GOVERNMENT AGENCIES
             (AMORTIZED COST $9,994,239).........        9,994,239
                                                   ---------------
             REPURCHASE AGREEMENT (2.9%)
     7,312   The Bank of New York 5.25% due
               03/03/97 (dated 02/28/97; proceeds
               $7,315,538; collateralized by
               $863,272 U.S. Treasury Note 7.50%
               due 11/15/01 valued at $919,955
               and $6,417,958 U.S. Treasury Note
               5.625% due 10/31/97 valued at
               $6,538,631) (Identified Cost
               $7,312,339).......................        7,312,339
                                                   ---------------

                                                        VALUE
------------------------------------------------------------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $17,306,578).......  $    17,306,578
                                                   ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST $233,458,101)
(B)...........................       98.4%   244,130,014

OTHER ASSETS IN EXCESS OF
LIABILITIES...................        1.6      3,858,669
                                    -----   ------------

NET ASSETS....................      100.0%  $247,988,683
                                    -----   ------------
                                    -----   ------------

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost.
     The aggregate gross unrealized appreciation is $19,213,468 and the aggregate gross unrealized depreciation is $8,541,555, resulting in a net unrealized appreciation of $10,671,913.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997

ASSETS:
Investments in securities, at value
  (identified cost $233,458,101)............................  $244,130,014
Receivable for:
    Investments sold........................................    16,067,395
    Capital stock sold......................................       631,369
    Dividends...............................................       486,658
    Foreign withholding taxes reclaimed.....................        29,242
Prepaid expenses and other assets...........................        32,621
                                                              ------------

     TOTAL ASSETS...........................................   261,377,299
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................    12,524,343
    Capital stock repurchased...............................       416,740
    Plan of distribution fee................................       191,427
    Investment management fee...............................       121,339
Accrued expenses............................................       134,767
                                                              ------------

     TOTAL LIABILITIES......................................    13,388,616
                                                              ------------

NET ASSETS:
Paid-in-capital.............................................   215,489,116
Net unrealized appreciation.................................    10,673,012
Accumulated undistributed net investment income.............        50,909
Accumulated undistributed net realized gain.................    21,775,646
                                                              ------------

     NET ASSETS.............................................  $247,988,683
                                                              ------------
                                                              ------------

NET ASSET VALUE PER SHARE,
  18,589,547 SHARES OUTSTANDING (500,000,000 SHARES
  AUTHORIZED OF $.01 PAR VALUE).............................
                                                                    $13.34
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1997

NET INVESTMENT INCOME:

INCOME
Dividends (net of $66,360 foreign withholding tax)..........  $  2,993,820
Interest....................................................       702,288
                                                              ------------

     TOTAL INCOME...........................................     3,696,108
                                                              ------------

EXPENSES
Plan of distribution fee....................................     1,910,070
Investment management fee...................................     1,221,826
Transfer agent fees and expenses............................       222,190
Registration fees...........................................        74,599
Shareholder reports and notices.............................        55,672
Professional fees...........................................        55,473
Custodian fees..............................................        34,268
Directors' fees and expenses................................        16,999
Other.......................................................         2,099
                                                              ------------

     TOTAL EXPENSES.........................................     3,593,196
                                                              ------------

     NET INVESTMENT INCOME..................................       102,912
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...........................................    49,178,705
Net change in unrealized appreciation.......................   (15,813,380)
                                                              ------------

     NET GAIN...............................................    33,365,325
                                                              ------------

NET INCREASE................................................  $ 33,468,237
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR        FOR THE YEAR
                                                                    ENDED               ENDED
                                                              FEBRUARY 28, 1997   FEBRUARY 29, 1996
---------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................    $    102,912        $    743,674
Net realized gain...........................................      49,178,705           9,657,602
Net change in unrealized appreciation.......................     (15,813,380)         20,867,725
                                                              -----------------   -----------------

     NET INCREASE...........................................      33,468,237          31,269,001
                                                              -----------------   -----------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................        (287,205)           (476,340)
Net realized gain...........................................     (30,377,434)         (7,165,637)
                                                              -----------------   -----------------

     TOTAL..................................................     (30,664,639)         (7,641,977)
                                                              -----------------   -----------------

Net increase (decrease) from capital stock transactions.....      92,523,643          (3,777,196)
                                                              -----------------   -----------------

     NET INCREASE...........................................      95,327,241          19,849,828

NET ASSETS:
Beginning of period.........................................     152,661,442         132,811,614
                                                              -----------------   -----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $50,909 AND $235,202, RESPECTIVELY).....................    $247,988,683        $152,661,442
                                                              -----------------   -----------------
                                                              -----------------   -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Natural Resource Development Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth. The Fund invests primarily in common stock of companies in the natural resources and related areas. The Fund was incorporated in Maryland on December 22, 1980 and commenced operations on March 30, 1981.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1997, CONTINUED

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million and 0.50% to the portion of daily net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1997, CONTINUED

daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the implementation of the Plan on July 2, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's implementation of the Plan upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets attributable to shares issued, net of related shares redeemed, since implementation of the Plan. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by the investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $6,803,658 at February 28, 1997.

The Distributor has informed the Fund that for the year ended February 28, 1997, it received approximately $151,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1997, CONTINUED

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 1997 aggregated $336,164,177 and $284,502,518, respectively.

For the year ended February 28, 1997, the Fund incurred brokerage commissions of $263,065 with DWR for portfolio transactions executed on behalf of the Fund. At February 28, 1997, the Fund's receivable for investments sold included unsettled trades with DWR of $2,697,660.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 28, 1997, the Fund had transfer agent fees and expenses payable of approximately $4,800.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. At February 28, 1997, the Fund had an accrued pension liability of $48,913 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                        FEBRUARY 28, 1997             FEBRUARY 29, 1996
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................   24,642,984   $  344,947,391    17,740,630   $213,549,836
Reinvestment of dividends and distributions......................    2,080,543       28,455,203       587,535      7,130,881
                                                                   -----------   --------------   -----------   ------------
                                                                    26,723,527      373,402,594    18,328,165    220,680,717
Repurchased......................................................  (20,151,281)    (280,878,951)  (18,637,754)  (224,457,913)
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease)..........................................    6,572,246   $   92,523,643      (309,589)  $ (3,777,196)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

As of February 28, 1997, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales.

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                               FOR THE YEAR ENDED FEBRUARY 28
                  ----------------------------------------------------------------------------------------
                   1997     1996*    1995     1994     1993     1992*    1991     1990     1989     1988*
----------------------------------------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE:

Net asset value,
 beginning of
 period.......... $ 12.70  $ 10.77  $ 11.82  $ 11.36  $ 10.20  $ 11.03  $ 11.33  $  9.93  $  9.46  $  9.10
                  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Net investment
 income..........   --        0.06     0.09     0.09     0.16     0.20     0.25     0.30     0.23     0.20
Net realized and
 unrealized gain
 (loss)..........    2.66     2.53    (0.24)    1.25     1.18    (0.44)    0.02     1.80     0.72     0.44
                  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Total from
 investment
 operations......    2.66     2.59    (0.15)    1.34     1.34    (0.24)    0.27     2.10     0.95     0.64
                  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Less dividends
 and
 distributions
 from:
   Net investment
   income........   (0.02)   (0.04)   (0.12)   (0.09)   (0.18)   (0.20)   (0.28)   (0.32)   (0.21)   (0.28)
   Net realized
   gain..........   (2.00)   (0.62)   (0.78)   (0.79)   --       (0.39)   (0.29)   (0.38)   (0.27)   --
                  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Total dividends
 and
 distributions...   (2.02)   (0.66)   (0.90)   (0.88)   (0.18)   (0.59)   (0.57)   (0.70)   (0.48)   (0.28)
                  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Net asset value,
 end of period... $ 13.34  $ 12.70  $ 10.77  $ 11.82  $ 11.36  $ 10.20  $ 11.03  $ 11.33  $  9.93  $  9.46
                  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

TOTAL INVESTMENT
RETURN+..........   20.88%   24.32%   (1.26)%   12.16%   13.31%   (1.91)%    2.87%   21.11%   10.29%    7.32%

RATIOS TO AVERAGE
NET ASSETS:
Expenses.........    1.84%    1.90%    1.90%    1.91%    1.96%    1.93%    1.80%    1.81%    1.92%    1.81%

Net investment
 income..........    0.05%    0.52%    0.77%    0.73%    1.46%    1.67%    2.28%    2.57%    2.09%    2.14%

SUPPLEMENTAL DATA:
Net assets, end
 of period, in
 thousands....... $247,989 $152,661 $132,812 $139,459 $118,496 $113,145 $150,636 $154,741 $136,911 $171,725

Portfolio
 turnover rate...     156%      49%      59%      69%      52%      31%      29%      22%       7%      26%

Average
 commission rate
 paid............ $0.0534    --       --       --       --       --       --       --       --       --

---------------------
 *   Year ended February 29.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Natural Resource Development Securities Inc. (the "Fund") at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
APRIL 11, 1997

                      1997 FEDERAL TAX NOTICE (UNAUDITED)

       During the year ended February 28, 1997, the Fund paid to its shareholders $1.50 per share from long-term capital gains. For such period, 21.03% of the income paid qualified for the dividends received deduction available to corporations.

BOARD OF DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L .Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Konrad Krill
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



DEAN WITTER
NATURAL RESOURCE
DEVELOPMENT
SECURITIES



ANNUAL REPORT
FEBRUARY 28, 1997

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

     GROWTH OF $10,000

      DATE              TOTAL     S&P 500     LIPPER
February 28, 1987      $10,000     $10,000    $10,000
February 29, 1988      $10,732     $ 9,728    $ 9,782
February 28, 1989      $11,836     $10,879    $10,992
February 28, 1990      $14,334     $12,929    $13,385
February 28, 1991      $14,746     $14,825    $13,141
February 29, 1992      $14,464     $17,200    $12,760
February 28, 1993      $16,390     $19,032    $14,030
February 28, 1994      $18,382     $20,612    $16,794
February 28, 1995      $18,150     $22,129    $15,837
February 29, 1996      $22,564     $29,799    $19,842
February 28, 1997      $27,277(3)  $37,601    $24,286

               AVERAGE ANNUAL TOTAL RETURNS

               1 YEAR    5 YEARS    10 YEARS
              20.88(1)   13.53(1)   10.56(1)
              15.88(2)   13.29(2)   10.56(2)

           ___ Fund  ___ S&P 500(4)  ___ LIPPER(5)

Past performance is not predictive of future returns.

----------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years-2%, 10 years-0). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value assuming a complete redemption on February 28, 1997.

(4) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance
    of 500 widely held common stocks.   The performance of the index does not
    include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Natural Resources Funds Average tracks the performance of all funds which invest more than 65% of their equity commitment in natural resource stocks, as reported by Lipper Analytical Services, Inc.